UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 27, 2026

Date of Report (Date of earliest event reported)

Newbridge Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42968	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit B 17/F, Success Commercial Building 245-25, Hennessy Road, Wanchai, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 186-0217-2929

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, no par value, and one Right entitling the holder to receive one-eighth of one Class A Ordinary Share	NBRGU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	NBRG	The Nasdaq Stock Market LLC
Rights	NBRGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 27, 2026, Newbridge Acquisition Limited (the “Company”) and Starcoin Group Limited, (formerly known as Innovative Pharmaceutical Biotech Limited), a company incorporated in the Cayman Islands and continued in Bermuda with limited liability, the shares of which are listed on The Stock Exchange of Hong Kong Limited with stock code 399) (“Starcoin”), entered into a memorandum of understanding (the “MOU”) to explore opportunities to enter into a de-SPAC transaction involving Starcoin and/or its assets or businesses (the “Potential Transaction”). Under the MOU, it was agreed that each of the Company and Starcoin would use its reasonable endeavours to engage in discussions with a view of implementing the Potential Transaction, subject to the results of due diligence and entering into of definitive agreements, and would provide reasonable assistance to each other for the purpose of due diligence. The MOU will be terminated on the earlier of signing of the definitive agreements with respect to the Potential Transaction and the day falling 180 days after the date of the MOU (or such other date as may be agreed between the Company and Starcoin). The MOU is subject to the entering into of the definitive agreement(s) and not legally binding on the parties to the MOU. The transactions contemplated under the MOU therefore may or may not proceed. Shareholders and potential investors of the Company are advised to exercise caution when dealing in the securities of the Company.

Forward-Looking Statements

Certain information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2026

NEWBRIDGE ACQUISITION LIMITED

By:	/s/ Yongsheng Liu
Name:	Yongsheng Liu
Title:	Chief Executive Officer

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